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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                       January 12, 2005 (January 6, 2005)
                       ----------------------------------

                           Newcastle Investment Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Maryland                         001-31458                    81-0559116
   --------                         ---------                    ----------
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


1251 Avenue of the Americas, 16th Floor, New York, NY                   10020
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      (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code    (212) 798-6100
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

      On January 6, 2004, Newcastle Investment Corp. (the "Company") entered into an Underwriting Agreement and a Terms Agreement among the Company, Fortress Investment Group LLC and Wachovia Capital Markets, LLC for the issuance and sale by the Company of 3,300,000 shares of its common stock. The common stock is being sold pursuant to an effective shelf registration statement. Copies of the underwriting agreement and the terms agreement are filed as Exhibits 1.1 and 1.2 hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            1.1 Underwriting Agreement, dated January 6, 2005, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Wachovia Capital Markets, LLC.

            1.2 Terms Agreement, dated January 6, 2005, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Wachovia Capital Markets, LLC
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Newcastle Investment Corp.
                                    --------------------------
                                    (Registrant)

Date:  January 12, 2005             By:    /s/ Randal A. Nardone
                                        ------------------------
                                        Name:  Randal A. Nardone
                                        Title: Secretary
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                                  EXHIBIT INDEX

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
EXHIBIT NO.       DESCRIPTION
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
1.1               Underwriting Agreement, dated January 6, 2005, by and among
                  Newcastle Investment Corp., Fortress Investment Group LLC and
                  Wachovia Capital Markets, LLC.

1.2 Terms Agreement, dated January 6, 2005, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Wachovia Capital Markets, LLC.
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